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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report August 5, 2004
                 Date of earliest event reported August 5, 2004



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


         Delaware                                     95-4119509
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(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)





       One Marcus Square
       1618 Main Street
         Dallas, Texas
                                                    75201
(Address of principal executive offices)         (Zip code)



       Registrant's telephone number, including area code: (214) 741-6911
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                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Items 9 and
12. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On August 5, 2004, The Neiman Marcus Group, Inc. issued a press release announcing its revenue results for the four weeks, quarter and fiscal year ended July 31, 2004. A copy of the press release is furnished as Exhibit 99.1.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  August 5, 2004                       By:  /s/ T. Dale Stapleton
                                            --------------------------------
                                            T. Dale Stapleton
                                            Vice President and Controller
                                            (principal accounting officer
                                            of the registrant)